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                      SUPPLEMENT NO. 1 DATED JULY 31, 2002
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2001
                                       FOR
                              STATE STREET RESEARCH
                        CONCENTRATED LARGE-CAP VALUE FUND
               A SERIES OF STATE STREET RESEARCH SECURITIES TRUST


NONFUNDAMENTAL INVESTMENT RESTRICTIONS

     The following nonfundamental policy is added under the caption "Fundamental and Nonfundamental Restrictions" at page I, 2-3 of the Statement of Additional Information with regard to State Street Research Concentrated Large-Cap Value
Fund:

     (5) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-cap stocks. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.








Control Number: (Exp0902) SSR-LD                                  SSR-6459-0702